UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2018

MYOS RENS TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53298	90-0772394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey	07927
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (973) 509-0444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 27, 2018, MYOS RENS Technology Inc. (the “Company”) consummated a private placement (the “Private Placement”) of shares of the Company’s common stock, $0.001 par value (the “Common Stock”) pursuant to the terms of a Securities Purchase Agreement dated as of April 25, 2018 (the “Agreement”) at a purchase price of $1.24 per share, the closing price of the Common Stock on the Nasdaq Capital Market on such date.  In the Private Placement, the Company issued 806,452 shares of Common Stock to a group of accredited investors, including two members of the Company’s board of directors, for aggregate gross proceeds of $1.0 million. The Company intends to use the net proceeds from the Private Placement primarily for working capital, research and development, strategic initiatives and other general corporate purposes.

The Agreement provides that the Company will use its commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission within 30 days from the closing of the Private Placement with respect to the re-sale of the Common Stock issued in the Private Placement and will use its commercially reasonable efforts to obtain effectiveness of the registration statement within 90 days of the closing of the Private Placement. The Agreement also contains customary representations and warranties by the Company.

The foregoing description of the Agreement is qualified in its entirety by reference to the complete text of the Agreement, filed hereto as Exhibit 10.1.

Item 3.02. Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated by reference into this Item 3.02.

The securities issued in the Private Placement as described above have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and such issuances were made pursuant to the exemptions from registration provided by Section 4 (a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement, dated April 25, 2018, by and between the Company and each of the Purchasers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYOS RENS TECHNOLOGY, INC.

Dated: April 27, 2018	By:	/s/ Joseph Mannello
	Name:	Joseph Mannello
	Title:	Chief Executive Officer

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